Exhibit 99.1

ROYAL PRECISION ANNOUNCES CONSOLIDATION OF OPERATIONS TO TORRINGTON, CONN. PLANT

                              For Immediate Release

Contact: KEVIN L. NEILL, Vice President - Finance and Chief Financial Officer Royal Precision, Inc. (480) 627-0200
            INTERNET: WWW.ROYALPRECISION.COM

            RCG Capital Markets Group, Inc. (480) 675-0400
            RETAIL: JOE DORAME
            ANALYSTS/INSTITUTIONAL: JOE DIAZ
            MEDIA: JEFF STANLIS
            INTERNET: WWW.RCGONLINE.COM

(OCTOBER 1, 2001) - SCOTTSDALE, Arizona - Royal Precision, Inc. (Nasdaq: RIFL), the manufacturer of the Rifle(R) shaft, one of the most widely-used golf club shafts on the professional golf tours, announced today that it has taken significant steps to streamline operations and reduce operating expenses. The plan includes staff reductions and a significant decrease in operating expenses resulting from the consolidation of all operations to its Torrington, Connecticut facility.

It is estimated that the restructuring will provide annual savings in excess of $1.0 million. The Company expects to record charges of approximately $1.0 million during the fiscal year to reflect costs associated with the consolidation. John C. Lauchnor, President of Royal Precision, said, "Our goal is to streamline the company to reduce general and administrative expenses and become more cost effective, and thus more profitable while we continue to build upon our core expertise and technologies. We are now positioned to take advantage of growth opportunities."

Royal Precision, Inc. is a leading designer, manufacturer and distributor of high-quality innovative golf club shafts, including the Rifle shaft featuring the Company's "Frequency Coefficient Matching" technology, or "FCM," designed to provide consistent flex characteristics to all the clubs in a golfer's bag. Royal Precision, Inc. is also a designer and distributor of Royal Grip(R) golf club grips offering a wide variety of standard and custom models, all of which feature durability and a distinctive feel and appearance.

     THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE OFTEN CHARACTERIZED BY THE TERMS "MAY," "BELIEVES," "PROJECTS," "EXPECTS," OR "ANTICIPATES," AND DO NOT REFLECT HISTORICAL FACTS. SUCH STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S FUTURE RESULTS FROM OPERATIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE, EVENTS, OR OTHERWISE.

     FORWARD-LOOKING STATEMENTS ARE BASED ON THE CURRENT BELIEFS AND EXPECTATIONS OF THE COMPANY'S MANAGEMENT AND ARE SUBJECT TO SIGNIFICANT RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD AFFECT THE COMPANY'S RESULTS AND CAUSE THEM TO BE MATERIALLY DIFFERENT FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: UNCERTAINTIES RELATING TO GENERAL ECONOMIC CONDITIONS; THE COMPANY'S DEPENDENCE ON DISCRETIONARY CONSUMER

SPENDING; THE COMPANY'S DEPENDENCE ON DEMAND FROM ORIGINAL EQUIPMENT MANUFACTURERS; THE COMPANY'S DEPENDENCE ON INTERNATIONAL SALES; THE COST AND AVAILABILITY OF RAW MATERIALS; THE TIMELINESS AND MARKET ACCEPTANCE OF THE COMPANY'S NEW PRODUCT INTRODUCTIONS; THE COMPETITIVE ENVIRONMENT IN WHICH THE COMPANY OPERATES; SEASONALITY OF SALES, WHICH RESULTS IN FLUCTUATIONS IN OPERATING RESULTS; THE COMPANY'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS; THE COMPANY'S RELIANCE ON THIRD PARTY SUPPLIERS; CHANGES IN THE FINANCIAL MARKETS RELATING TO THE COMPANY'S CAPITAL STRUCTURE AND COST OF CAPITAL; INCREASED COSTS RELATED TO ENVIRONMENTAL REGULATIONS AND/OR THE FAILURE OF THIRD PARTIES TO FULFILL THEIR INDEMNIFICATION AND REMEDIATION OBLIGATIONS TO THE COMPANY; WORK STOPPAGES OR SLOWDOWNS; THE COMPANY'S LIMITED OPERATING HISTORY; THE COMPANY'S ABILITY TO SUCCESSFULLY LAUNCH NEW PRODUCTS; AND OTHER FACTORS THAT MANAGEMENT IS CURRENTLY UNABLE TO IDENTIFY OR QUANTIFY, BUT MAY ARISE OR BECOME KNOWN IN THE FUTURE. ADDITIONAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS ARE INCLUDED IN EXHIBIT 99.1 TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2001.